Exhibit 99

HILLENBRAND INDUSTRIES

Financial News Release

HILLENBRAND INDUSTRIES TO RECORD FIRST QUARTER IMPAIRMENT CHARGE DUE TO
INVESTMENT LOSSES IN INSURANCE UNIT PORTFOLIO

BATESVILLE, INDIANA, FRIDAY, JANUARY 31, 2003 – Hillenbrand Industries, Inc. (NYSE:HB) announced today that the Company expects to record an impairment charge of approximately $68 million for its fiscal first quarter ended December 31, 2002. The charge is for the impairment of Standard & Poor (S&P) equity index funds, select under performing investment and non-investment grade bonds, and a private equity partnership held in the $3 billion investment portfolio of its Forethought Financial Services business unit. The Company will release its fiscal 2003 first quarter financial results on Thursday, February 6, 2003.

The Company reported that despite the impairment, the performance of Forethought’s investment portfolio has improved. After recognition of the impairment charge, the Forethought investment portfolio reflects a cumulative unrealized gain in excess of $125 million.

Scott K. Sorensen, vice president and chief financial officer, Hillenbrand Industries, stated, “The slow recovery of the U.S. and world economies, negative public sentiment, poor outlook for the job market and tensions in the Middle East and other areas of the world continue to weigh heavily on the U.S. debt and equity markets. We are concerned that even good news on one of these various fronts will be insufficient to turn the near-term outlook for the financial markets. As part of its continuing realignment and assessment of the investment portfolio, which includes an individual evaluation of under performing securities, Forethought fully considered these circumstances and current accounting literature and guidance. Upon completion of the latest assessment, we concluded a number of securities in the portfolio were impaired because they had suffered an ‘other than temporary’ decline in value. An ‘other than temporary’ decline is generally defined as a decline in fair value below cost that is not expected to recover in the near term. We are disappointed with the need to take another charge of this nature, especially in light of our significant ongoing efforts to improve the overall position of Forethought’s portfolio. However, we will continue to monitor the portfolio and take additional charges, if considered appropriate.”

Frederick W. Rockwood, president and chief executive officer, Hillenbrand Industries, said, “Like many other companies involved in financial services industries, current economic and world events and their influence on financial markets have negatively impacted investment portfolios. We continue to be bullish on the long-term prospects for the U.S. economy, our overall growth plans and the strength and ability of Forethought to carry out its strategic plans. As a result of our continuing realignment activities, we are increasingly satisfied with the quality of securities held in Forethought’s portfolio and their current valuations. However, like most companies with financial services businesses, we will continue to be exposed to further write-downs in light of continued volatility in the financial markets and other world events.”

About Hillenbrand Industries Inc.

Hillenbrand Industries, Inc., headquartered in Batesville, Indiana, is a publicly traded holding company for three major wholly owned businesses serving the funeral services and health care industries. All three subsidiaries have headquarters in Batesville, Indiana.

Hill-Rom Company is a recognized leader in the worldwide health care community providing sales, rentals, service and support for products including beds, therapy surfaces, stretchers, infant warmers, incubators, furniture, communication systems, surgical columns, medical gas management systems and modular headwall systems.

Batesville Casket Company and Forethought Financial Services both serve the funeral services industry. Batesville Casket Company is a leading manufacturer and supplier of burial caskets, cremation products and related services to licensed funeral homes while Forethought is a leading provider of insurance and trust-based financial products and services for pre-planning funeral services.

Disclosure Regarding Forward-Looking Statements:

Certain statements in this press release contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company’s future plans, objectives, beliefs, expectations, representations and projections. Forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The Company has tried, wherever possible, to identify these forward-looking statements by using words such as “expects,” “record,” “approximately,” “continue,” “growth,” “will,” “improved,” “unrealized,” “gain,” “reflects,” “concerned,” “insufficient,” “significant,” “ongoing,” “monitor,” “prospects,” “bullish,” “strength,” “increasingly,” “satisfied,” “quality,” or the negative of those terms or other variations of them or by comparable terminology, but their absence does not mean that the statement is not forward-looking.

In particular, statements, expressed or implied, concerning future actions, conditions or events, or future operating results or the ability to generate sales, income or cash flow or increase market share in a market are forward-looking statements. Forward-looking statements include statements regarding expectations to record an impairment charge of approximately $68 million for its fiscal first quarter ended December 31, 2002; concern that even good news on one of these various fronts will be insufficient to turn the near-term outlook for the financial markets; continuing to monitor the portfolio and taking additional charges, if considered appropriate; being bullish on the long-term prospects for the U.S. economy, our overall growth plans and the strength and ability of Forethought to carry out its strategic plans; and being increasingly satisfied with the quality of securities held in Forethought’s portfolio and their current valuations. It is important to note that the Company’s actual results could differ materially from those in any such forward-looking statements. They are not guarantees of future performance. Factors that could cause actual results to differ include but are not limited to: a downturn in the general business and economic conditions of the Company’s customers, a decrease in death rates, whether the Company’s new products are successful in the marketplace, a decline in Medicare reimbursements if customers decrease capital spending in response to such a decline, the lack of success in previously announced realignment and cost reduction activities, unanticipated legal matters or unfavorable legal results and compliance with certain regulations and certification requirements for new and existing products, unexpected negative performance of the Company’s insurance investment portfolio, and other factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission. There are other factors besides those described or incorporated in the release and in other documents filed with the Securities and Exchange Commission that could cause actual conditions, events or results to differ from those in the forward-looking statements. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements. Readers should also refer to the various disclosures made by the Company in the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

Contacts:

Investor Relations: Mark R. Lanning, Vice President and Treasurer, (812) 934-7256; News Media: Christopher P. Feeney, Director, Public Affairs & Corporate Communications, (812) 934-8197, both of Hillenbrand Industries Inc. www.hillenbrand.com

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